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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 31, 1997


                          BIG LAKE FINANCIAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




            Florida                                   333-30779                          59-2613321
-------------------------------                    ---------------                   -----------------
(State or other jurisdiction                       (Commission                         (IRS employer
      of incorporation)                            file number)                      identification no.)


1409 South Parrott Avenue, Okeechobee, Florida                                             34974
------------------------------------------------                                        ----------
(Address of principal executive offices)                                                (Zip Code)

Registrant's telephone number, including area code: (941) 467-4663

                               Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On October 31, 1997, effective at close of business, Big Lake Financial Corporation ("BLF") and CNB Financial Corporation ("CNB") closed the merger of CNB with and into BLF. The merger transaction has been accounted for under the purchase method of accounting. As a result of the merger, 404,279 shares of the 416,279 outstanding shares of CNB common stock were converted into an aggregate of 161,712 shares of BLF common stock on the basis of .40 shares of BLF common stock for each share of CNB common stock. Immediately prior to the merger, there were 308,711 shares of BLF common stock issued and outstanding which remained outstanding and unchanged after the merger as shares of BLF common stock. Substantially the same information as that required by this Form has been previously reported by BLF in the Prospectus - Proxy Statement dated August 8, 1997 included in the Form S-4 Registration Statement relating to the merger, which was effective October 8, 1997 (the "Registration Statement"). The description of the merger transaction contained herein is qualified in its entirety by reference to the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired:         None.

(b)      Pro Forma Financial Information:          None

(c)      Exhibits:        None



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BIG LAKE FINANCIAL CORPORATION


                                     By:     /s/ Joe G. Mullins
                                         -------------------------------------
                                              Joe G. Mullins
                                              Executive Vice President and
                                              Chief Administrative Officer


Date:    November 7, 1997


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